Exhibit 99.2
Preliminary 2007 First Quarter Earnings May 2, 2007 3:30 p.m. ET Contact GMAC Investor Relations at (866) 710-4623 or investor.relations@gm.com

Forward Looking Statements In the presentation that follows and related comments by GMAC LLC ("GMAC") management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," or similar expressions is intended to identify forward-looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GMAC's actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Form 10-K for GMAC and Residential Capital, LLC ("ResCap"), each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors Corporation ("GM"); our ability to maintain an appropriate level of debt; the profitability and financial condition of GM; restrictions on ResCap's ability to pay dividends to us; recent developments in the residential mortgage market, especially in the nonprime sector; changes in the residual value of off-lease vehicles; the impact on ResCap of the continuing decline in the U.S. housing market; changes in U.S. government -sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap, GMAC or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. A reconciliation of certain non-GAAP financial measures included within this presentation is provided in the supplemental charts. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products. 2

2007 - First Quarter Performance Highlights 1Q 2007 net loss of ($305) million compared to net income of $495 million for 1Q 2006 Pressures in the U.S. residential mortgage market remained high throughout the quarter Slowing home price appreciation has impacted valuations Nonprime credit has weakened significantly Prevailing market environment has depressed loan valuations Strong operating performance at Auto Finance in the quarter Improved margins with new vehicle originations in line with year-ago levels Significantly increased used vehicle originations Insurance reported yet another quarter of strong earnings with robust underwriting results Favorable loss experience compared to year-ago levels GMAC and ResCap maintain strong liquidity positions Cash and marketable securities totaled $12.8 billion at the end of 1Q $1.0 billion common equity injected by GM, based on final settlement provisions of the GMAC sale transaction 3

First Quarter Net Income 4 * 1Q 2007 includes 21% ownership of our former Commercial Mortgage unit; 1Q 2006 includes 100% ownership through March 23, 2006, sale date and 21% ownership thereafter

First Quarter Pre-Tax Income 5 * 1Q 2007 includes 21% ownership of our former Commercial Mortgage unit; 1Q 2006 includes 100% ownership through March 23, 2006, sale date and 21% ownership thereafter A number of GMAC's U.S. entities converted to limited liability companies (LLC) in conjunction with the transaction to sell a controlling interest in the company last year

Moving (Securitization/Sales) Storage (HFI/Servicing) Warehouse Lending (Lending Receivables) Business Capital (Lending Receivables) International ResCap - 1Q 2007 Key Metrics 6 Reduced liquidity for higher risk loans Credit pressure remains as nonprime portfolio runs-off Increased provisions for nonprime warehouse lending Continued strong performance and residual risk was reduced Solid earnings, but weakness among certain home builders

2002 2003 Fixed Income 23 77 2002 2003 Fixed Income 73 27 Warehouse Lending Receivables Total: $6.5B ResCap - Nonprime Loan Risk Relative nonprime loan exposure varies on balance sheet as does its risk 2002 2003 Fixed Income 18 82 Loan Servicing Portfolio Total: $452.9B Nonprime Prime 2002 2003 Fixed Income 16 84 16% Held For Investment Total: $65.3B Held For Sale Total: $22.0B As of 3/31/2007 18% 23% 73% 7

ResCap - Sales of HFS Portfolio Total 1Q sales were $29.9 billion Strong securitization activity despite challenging conditions Does not include net interest margin securities, resecuritizations, private issuance or whole loan sales. Source: www.gmacrfc.com and www.gmacmbond.com. Other - includes the following products: 1st Lien HLTV, Seasoned Loans, Negotiated Conduit Assets, Nonprime and 125 CLTV $ in Billions 1Q06 2Q06 3Q06 4Q06 1Q07 Jumbo A 2.67 0.99 2.28 3.2 2.27 Alt-A 5.39 7.48 7.55 8.33 7.46 High Risk Loans 9.7 6.15 6.32 3.85 4.95 2nd lien 2.19 0.83 3 1.26 1.74 International 2.54 3.32 1.42 4.87 0.09 ($ billions) ResCap Issuance FY 06 and 1Q 07 Other Jumbo A Alt-A International 2nd Lien Non-Agency Public Securitizations 16 Non-Agency Whole Loans 3.7 Private 0.3 Agency 9.8 1Q 07 Distribution of $29.9 billion (Issuance and whole loan sales) Agency Non-Agency Public Securitizations Private Non-Agency Whole Loans 33% 54% 1% 12% 8 $22.5 $18.8 $20.6 $21.5 $16.5

ResCap - U.S. HFI Nonprime Portfolio HFI Runoff 2002 -416357155 2003 -631511911 2004 -1019671821 2005 -1439258887 2006 -895122000 U.S. Nonprime HFI Reduction In 1Q 07 Totaled $4.5 billion 9 U.S. nonprime HFI portfolio decreased $4.5 billion to $45.0 billion at 03/31/07 2005 and 2006 vintages represented 54% of runoff On target to achieve $20 billion reduction in nonprime HFI in 2007 Run-off expected to generate over $1 billion of cash

1Q '05 2Q '05 3Q '05 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 0.0017 0.0021 0.0019 0.0012 0.0016 0.002 0.0025 0.0033 0.0033 1Q '05 2Q '05 3Q '05 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 0.092 0.091 0.092 0.09 0.084 0.083 0.092 0.105 0.119 ResCap - Held for Investment Portfolio - Credit Quality Asset quality weaker due to continuing slow housing market and stress in nonprime mortgage market Nonprime assets continue to drive increase in delinquencies and nonaccruals Slowing of home price appreciation increased severity of losses Allowance for loan losses increased to 2.54% at 3/31/2007 from 2.17% at 12/31/2006 for the HFI portfolio Much of portfolio is securitized - ResCap net exposure limited to $1.2 billion first loss position at 3/31/3007 compared to $1.6 billion at YE 2006 * MLHFI - Mortgage Loans Held for Investment. The total MLHFI is $65.2 billion for quarter ended 3/31/2007, $69.4 billion for 2006 & $69.0 billion for 2005 and is included in the balance sheet under the caption "Finance receivables and loans, net of unearned income" Nonaccrual Loans as a % of total MLHFI * Net charge-offs as a % of total MLHFI * 10

1Q '05 2Q '05 3Q '05 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 0 0.0002 0 0.0003 0 0.0003 0 0.0002 0.0038 1Q '05 2Q '05 3Q '05 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 0.0005 0.0012 0.0008 0.005 0.0041 0.0024 0.0021 0.0929 0.1094 ResCap - Lending Receivables Portfolio - Credit Quality Total lending receivables are $12.9 billion for quarter ended 3/31/2007, $14.9 billion for 2006 & $13.6 billion for 2005 and are included in the balance sheet under the caption "Finance receivables and loans, net of unearned income" Net charge-offs as a % of total lending receivables 11 Nonaccrual Assets as a % of total lending receivables Continued asset quality weakness due to severe stress with some nonprime counterparties Allowance for loan losses increased to 4.06% at 3/31/2007 from 2.66% at 12/31/2006 for lending receivables Warehouse receivables represented $6.5 billion of lending receivables with only 15% supported with nonprime collateral on 3/31/2007 Nonprime warehouse receivables reduced by $1.2B or 50% in 1Q 2007

ResCap - Business Capital Business Capital's operating earnings were flat despite continued weakness in the home building industry Residential real estate market remains challenging for our customers Diversified presence across borrowers, geographies and products Bolstering risk mitigation efforts Raising standards for new transactions/reduced volume Pursuing opportunities to reduce risk exposures in whole or in part Increased account monitoring activities Increasing proportion of secured borrowing Business Capital is a world class franchise in the building space, with long-term mutually beneficial relationships Also continue to grow businesses not directed at residential construction Health Capital Resort Finance 12

ResCap - International 13 Year-over-year improvement largely driven by increased gain on sale volume sold Challenging competition reduced expected loan production but up year-over-year U.K. market continued to show strong appetite for assets, generating favorable margins on whole loan sales Favorable capital market conditions allowed International to sell a larger risk position First residual sale in Latin America Continued expansion through new operations, new relationships and strategic investments Increase market share in existing countries New country development and builder lending to support long-term earnings growth

ResCap - Recent Changes in U.S. Underwriting and Servicing Tightened underwriting standards for consumer loans in a number of areas Nonprime and Alt-A mortgages Second liens and home equity loans Refocused warehouse lending strategy Targeting relationship-oriented clients Stricter adherence to margin and document requirements Implemented targeted loss mitigation strategies to reduce both frequency and severity Performing special targeting of certain asset populations Modifications Repayment plans Foreclosure alternatives Enhanced enterprise risk management efforts Revamped credit risk management Created workout team for warehouse lending and implemented more rigorous collateral valuation process 14

ResCap - Liquidity Cash balance of $2.6 billion at the end of 1Q 07, up $600 million from YE 2006 Ended 1Q with $7.2 billion in equity (includes $500 million March capital contribution) Additional $500 million capital contribution made in April Only $1.3 billion unsecured debt maturities in 2007 Strong levels of contingent liquidity available Executed $2.2 billion in new committed funding facilities in the quarter Anticipate continued good access to global markets 15

ResCap - 2007 Outlook Weak financial performance in 1Q 07 largely driven by deterioration in the nonprime market Profits from international and business capital operations overshadowed by disappointing U.S. mortgage performance Multiple actions underway to mitigate risk and improve controls New management team with significant mortgage experience Current capitalization and liquidity are ample Should real estate market pressures continue, ResCap has significant liquidity to operate throughout the cycle Anticipate considerable improvement in 2Q financial performance, with losses in U.S. residential mortgage at a much reduced level Diverse earnings base coupled with strong origination and servicing platforms should drive longer-term earnings growth 16

Strong lease and retail originations Auto Finance - 1Q 2007 Key Metrics Originations Credit Losses Lease Residuals Margins 17 Credit performance remains at historically low levels U.S. residual performance improved versus 2006, reflecting higher sales proceeds supported by stable used car prices Improved NAO margins more than offset margins at IO which remain under pressure

Auto Finance - Consumer Originations ($ billions) Total Units 603 627 817 528 624 (in 000s) 18 1Q 2007 new vehicle originations in line with 2006 levels despite lower retail volumes at GM Significant increase in used vehicle originations consistent with growth strategy

Auto Finance - Consumer Credit Quality 1Q 2007 delinquency up slightly versus year-ago levels. Performance remains near historically low levels Losses remain near historically low levels Annualized credit losses as a % of average managed retail contracts Delinquencies as a % of serviced retail assets 30 days or more past due 19

Auto Finance - Nonprime Nonprime auto market has not experienced the pressures affecting the nonprime mortgage industry Historically, leading indicators for deterioration in nonprime auto credit performance have been rising interest rates or rising unemployment - neither one a factor to date GMAC's exposure to nearprime and nonprime auto loans is limited Less than 15% of U.S. serviced consumer asset base is considered nonprime or nearprime using traditional credit bureau scores 2006 and early 2007 retail auto delinquencies above 2005 levels but in line with expectations and broader industry experience Other factors that distinguish nonprime auto from nonprime mortgage No floating rate or option arm equivalent Loan pricing reflects depreciating characteristic of the asset Consistent underwriting and credit-scoring criteria 20

Insurance - 1Q 2007 Key Metrics Written Revenue* Underwriting Results Investment Income Growth in reinsurance and international markets offset by declines in vehicle service contracts and personal lines * Includes Written Premium 21 Strong underwriting results driven by higher earned premiums and lower loss experience. Improved combined ratio of 91.0% in 1Q 2007 vs. 91.3% in 1Q 2006 Increase in the amount of fixed income assets in the portfolio from 68% to 92%

Insurance - Consolidated Earnings Favorable underlying core earnings trend continues 22 Core Earnings = Underwriting income + Investment income (net of tax) Represents a post tax number, pre-tax capital gains was $4 for 2007 and $29 for 2006 Represents a post tax number, pre-tax interest expense was $4 for 2007 and $12 for 2006 Combined Ratio = Sum of all reported losses and expenses (excluding interest and income tax expense) divided by the total of premiums and service revenues earned and other income

GMAC and ResCap maintain strong liquidity position Cash levels down primarily due to significant debt maturities in 1Q 2007 Completed $6 billion bridge funding facility to provide added liquidity protection for older wholesale securitizations Received $1 billion equity injection from GM based on final settlement provisions of the GMAC sale transaction GMAC and ResCap will continue to balance prudent liquidity management with reductions in cost of borrowing Global Liquidity ($ billions) * Includes $3 billion cash invested in a portfolio of highly liquid marketable securities 23

GM Exposure Certain unsecured credit exposure to GM U.S. entities capped contractually at $1.5 billion U.S. exposure $0.9 billion at 3/31/07 Exposure monitored continuously Governance mandates that any new credit exposure over $5 million with affiliated parties (includes both GM and Cerberus) requires GMAC Board approval Secured Exposure Unsecured Exposure ($ billions) ($ billions) 24 $6.2 - $10.2* * Represents $4 billion undrawn credit line that expired on Sept. 30, 2006

Growth Initiatives Leverage existing GM relationships to facilitate growth of diversified wholesale and retail business 1Q used vehicle volume up significantly compared to 2006 levels Increased insurance offerings and improved penetration Develop platform for growth of auto wholesale and consumer financing and auto related insurance products for independent dealerships Continue profitable expansion overseas for all GMAC segments Capitalize on unique international footprint - 40 countries Extensive experience operating in lesser developed markets Export superior auto and real estate financing technology to markets with potential for high growth Build on 1Q growth of diversified full service leasing 25

1Q 2007 Disappointing performance driven largely by ResCap loss due to falling nonprime mortgage asset values Solid performances at Insurance and Auto Finance were not enough to offset the loss Despite operating challenges, GMAC and ResCap maintain strong liquidity position Significant cash balances, large-scale committed funding facilities and access to unsecured markets offer extensive financial flexibility Due to near-term expectations of continued U.S. mortgage market pressures, have implemented measures to reduce risk at ResCap Longer-term, GMAC's diversity and liquidity anticipated to spur successful earnings growth Well positioned to withstand near term challenges and structured to pursue long- term possibilities On track with growth strategy Summary 26

Supplemental Charts

Sales Proceeds on Scheduled U.S. Lease Terminations Overall trends remain stable 1Q performance improved reflecting strong used car prices Note: Figures represent GMAC serviced portfolio ($ per vehicle) S1 Lease terminations 69 69 68 66 76 (Units 000s)

Reconciliation of Managed to Serviced Assets S2 * Retail receivables included in whole loan sales and full securitization transactions where GMAC is no longer exposed to credit and/or interest rate risk Retail Auto Finance

Reconciliation of Insurance Core Earnings Amount within premium tax and other expense in Forms 10-Q and 10-K respectively Amount within investment income in Forms 10-Q and 10-K respectively S3